103 SA1 02/21

SUPPLEMENT DATED FEBRUARY 23, 2021

TO THE STATEMENT OF ADDITIONAL INFORMATION

 DATED JANUARY 1, 2021

OF

TEMPLETON GLOBAL SMALLER COMPANIES FUND

The Statement of Additional Information (SAI) is amended as follows:

I. The fourth paragraph under the “Management and Other Services – Management fees” section of the SAI is replaced with the following:

The investment manager pays the sub-advisor a fee equal to 33% of the “net investment advisory fee” received by the investment manager from the Fund pursuant to the Fund’s management agreement. The net investment advisory fee, in this case, is defined to equal: (i) 96% of an amount equal to the total investment management fee payable to the investment manager minus any Fund fees and/or expenses waived and/or reimbursed by the investment manager, minus (ii) any amounts paid by the investment manager to the Fund’s administrator for administrative services.  The investment manager pays this fee from the management fees it receives from the Fund. Accordingly, the retention of the sub-advisor does not cause an increase in the Fund’s overall management fees.

Please keep this supplement with your SAI for future reference.